UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2012
______________
AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

______________

Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Resignation of Certain Officers; Appointment of Certain Officers

On July 1, 2012 Bob Yunjun Ai resigned from his position as the Registrant’s Chief Financial Officer.

On July 3, 2012, the Board of Directors for Aoxing Pharmaceutical Company appointed Guoan Zhang to serve as Interim Chief Financial Officer.  Mr. Zhang has served as the Company’s Senior Vice President of Finance since June 2010.  From November 1, 2010 through February 1, 2011, Guoan Zhang also served as interim Chief Financial Officer of the Company.

The Board of Directors has also appointed Guirong Zhou to serve as Vice President for Research and Development.  Ms. Zhou has over thirty years experience in pharmaceutical research and development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: July 5, 2012	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer